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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): November 8, 2001

                               MICHAEL FOODS, INC.
             (Exact name of registrant as specified in its charter)


       MINNESOTA                         0-15638                41-0498850
(State or other jurisdiction of   (Commission File Number)    (I.R.S.Employer
 incorporation or organization                               Identification No.)

       5353 WAYZATA BOULEVARD, SUITE 324
            MINNEAPOLIS, MINNESOTA                                 55416
     (Address of principal executive offices)                   (Zip Code)

                                   (952) 546-1500
                (Registrant's telephone number, including area code)



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Item 7.   Exhibits

  (c)     Exhibits.

          The following material is filed as an exhibit to this Current Report on Form 8-K:


            Exhibit Number                Description of Exhibit
            --------------                ----------------------
                2.1                News Release issued by the Company on
                                   November 8, 2001.


Item 9.   Regulation FD Disclosure.

     On November 8, 2001, Michael Foods, Inc. (the "Company") issued a news release to the Company's debtholders pertaining to the Company's financial results for the three months ended September 30, 2001 and the pro forma financial results for the nine months ended September 30, 2001.

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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  November 8, 2001              MICHAEL FOODS, INC.


                                     By:      /s/Gregg A. Ostrander
                                        ---------------------------------------
                                        Gregg A. Ostrander
                                        Its:  Chairman, Chief Executive Officer
                                              and President

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                                  EXHIBIT INDEX


Exhibit Number                          Description of Exhibit
--------------                          ----------------------
     2.1                 News Release issued by the Company on November 8, 2001.


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